UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 9, 2023

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange Chicago Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 1, 2023, Robert E. Funck, Jr. has been appointed Executive Vice President, Finance; Philip P. Boudreau has been appointed Senior Vice President, Finance and Chief Financial Officer and will continue to report to Mr. Funck in his new role; and John A. McCoy, Jr. has been appointed Vice President, Controller.

Mr. Boudreau has served as Abbott’s Vice President, Controller since 2020, and served as Divisional Vice President, Controller, Medical Devices from 2017 to 2020 and as Divisional Vice President, Controller and Commercial Support, Point of Care Diagnostics from 2012 to 2017. Mr. Boudreau also worked in various finance positions in Abbott’s Diagnostics, Diabetes, and Nutrition businesses during his career. He joined Abbott in 1997 and became a corporate officer in 2020. Mr. Boudreau’s base salary will be $600,000 and his target annual bonus opportunity will be 90% of his base salary. He will also enter into an Agreement Regarding Change in Control in the form filed as Exhibit 10.1 to Abbott’s Current Report on Securities and Exchange Commission Form 8-K dated November 30, 2012.

Mr. McCoy, 53, has served as Abbott’s Vice President, Treasurer since 2021, and served as Divisional Vice President, Controller, Rapid Diagnostics from 2018 to 2021 and as Divisional Vice President, Financial Shared Services from 2017 to 2018. He joined Abbott in 2017 and became a corporate officer in 2021. Prior to joining Abbott, Mr. McCoy served as Senior Vice President and Corporate Controller at Baxalta Incorporated from 2015 to 2017. Mr. McCoy will receive compensation pursuant to certain plans provided by Abbott, including a base salary, annual incentive, long-term incentive, and other benefits typically available to other similarly situated executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: June 12, 2023	By:	/s/ Hubert L. Allen
Hubert L. Allen
Executive Vice President, General Counsel and Secretary